(RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement

|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           TOUCHSTONE INVESTMENT TRUST

      (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                           TOUCHSTONE INVESTMENT TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202

                           Touchstone High Yield Fund
                            Touchstone Core Bond Fund
                          Touchstone Money Market Fund
                  Touchstone U.S. Government Money Market Fund
           Touchstone Institutional U.S. Government Money Market Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held on February 15, 2005

To the Shareholders of Touchstone Investment Trust:

      NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Touchstone Investment Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio, 45202 on February 15, 2005 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purposes:

      1. To elect 9 Trustees to the Touchstone Investment Trust.

      The Board of Trustees has fixed the close of business on December 17, 2004 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                           By order of the Board of Trustees



                                           Tina H. Bloom
                                           Secretary


_______________, 2004

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY. IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

      Registration                                  Valid Signature
      ------------                                  ---------------

      Corporate Accounts
      ------------------

      (1) ABC Corp. . . . . . . . . . . . . . . . . ABC Corp.

      (2) ABC Corp. . . . . . . . . . . . . . . . . John Doe, Treasurer

      (3) ABC Corp.
          c/o John Doe, Treasurer . . . . . . . . . John Doe

      (4) ABC Corp. Profit Sharing Plan . . . . . . John Doe, Trustee

      Trust Accounts
      --------------

      (1) ABC Trust . . . . . . . . . . . . . . . . Jane B. Doe, Trustee

      (2) Jane B. Doe, Trustee
          u/t/d 12/28/78. . . . . . . . . . . . . . Jane B. Doe

      Custodial or Estate Accounts
      ----------------------------

      (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA . . . . . . John B. Smith

      (2) Estate of John B. Smith . . . . . . . . . John B. Smith, Jr., Executor

                           TOUCHSTONE INVESTMENT TRUST
                           TOUCHSTONE STRATEGIC TRUST
                            TOUCHSTONE TAX-FREE TRUST
                        TOUCHSTONE VARIABLE SERIES TRUST

                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on February 15, 2005

                   ------------------------------------------
                                 PROXY STATEMENT
                   ------------------------------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Touchstone Investment Trust, the Touchstone Strategic Trust, the Touchstone Tax-Free Trust and the Touchstone Variable Series Trust (each a "Trust" and collectively the "Trusts") for use at the special meeting of shareholders to be held at 10:00 a.m. on February 15, 2005 (the "Meeting") and any adjournment(s) there of. The Meeting will be held at the offices of the Trusts, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 for the purpose of electing trustees to the Board.

This Proxy Statement is furnished to the shareholders of each specific Trust as follows:

      o The Touchstone Investment Trust, which consists of the Touchstone Core Bond Fund, the Touchstone High Yield Fund, the Touchstone Institutional U.S. Government Money Market Fund, the Touchstone Money Market Fund, and the Touchstone U.S. Government Money Market Fund (each a "Fund", and collectively the "Funds").

      o The Touchstone Strategic Trust, which consists of the Touchstone Emerging Growth Fund, the Touchstone Growth Opportunities Fund, the Touchstone Large Cap Core Equity Fund, the Touchstone Large Cap Growth Fund, the Touchstone Micro Cap Growth Fund, the Touchstone Small Cap Growth Fund, and the Touchstone Value Plus Fund (each a "Fund", and collectively the "Funds").

      o The Touchstone Tax-Free Trust, which consists of the Touchstone California Tax-Free Money Market Fund, the Touchstone Florida Tax-Free Money Market Fund, the Touchstone Ohio Insured Tax-Free Fund, the Touchstone Ohio Tax-Free Money Market Fund, and the Touchstone Tax-Free Money Market Fund (each a "Fund", and collectively the "Funds").

      o The Touchstone Variable Series Trust, which consists of the Touchstone Baron Small Cap Fund, the Touchstone Emerging Growth Fund, the Touchstone Third Avenue Value Fund, the Touchstone Eagle Capital Appreciation Fund, the Touchstone Enhanced Dividend 30 Fund, the Touchstone Value Plus Fund, the Touchstone Growth & Income Fund, the Touchstone Balanced Fund, the Touchstone High Yield Fund, the Touchstone Core Bond Fund, the Touchstone Money Market Fund, the Touchstone Money Market Class SC, the Touchstone Conservative ETF Fund, the Touchstone Moderate ETF Fund, the Touchstone Aggressive ETF Fund, and the Touchstone Enhanced ETF Fund (each a "Fund", and collectively the "Funds").

This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about December 27, 2004 or as soon as practicable thereafter.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, internet or personal contact by representatives of the Trusts. ALAMO Direct has been engaged to assist in the distribution, tabulation and solicitation of proxies. The anticipated cost of such services is approximately $180,000.00. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the meeting will be borne by the Funds of each Trust, allocated based on the number of shareholder accounts in each fund.

Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trusts, or by executing a superseding proxy by telephone or through the internet to the Trust. All properly executed proxies received before the Meeting will be voted as specified on the Proxy.

A majority of the outstanding shares of each Trust must be present in person or by proxy to constitute a quorum for the transaction of business for each respective Trust. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposal. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power.

A copy of each Trust's annual report and unaudited semi annual report (for their respective year ends as listed below) is available free of charge on the Touchstone Funds website, www.touchstoneinvestments.com or by calling 800-543-0407.

        Touchstone Investment Trust Fiscal year ended September 30, 2004
           Touchstone Strategic Trust Fiscal year ended March 31, 2004
            Touchstone Tax-Free Trust Fiscal year ended June 30, 2004
      Touchstone Variable Series Trust Fiscal year ended December 31, 2003

                              SUMMARY OF PROPOSALS

Shareholders of record of the Funds within the Touchstone Investment Trust, Touchstone Strategic Trust and Touchstone Tax-Free Trust at the close of business on December 17, 2004 (the "Record Date") will be entitled to one vote per share of each full share of the Trust, with proportionate voting for fractional shares.

Shareholders of record of the Funds within the Touchstone Variable Series Trust at the close of business on the Record Date will be entitled to one vote for each dollar of net asset value of such series and each fractional dollar amount shall be entitled to a proportionate fractional vote.

                                  REQUIRED VOTE

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of each Trust voting in person or by proxy at the Meeting. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

                        BOARD OF TRUSTEES RECOMMENDATION

On November 18, 2004, the Board of Trustees, including a majority of the Independent Trustees, met to review pertinent information on the nominees for election to the Board of Trustees and unanimously determined to nominate Richard
L. Brenan and Donald C. Siekmann to serve on the Board, subject to the required shareholder approval. The Board of Trustees of the Trusts recommends that each nominee listed below be elected to serve as a Trustee until he or she ceases to be a Trustee.

                        PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, the following number of Trustees will be elected for each Trust.

         Touchstone Investment Trust        9 Trustees
         Touchstone Strategic Trust         9 Trustees
         Touchstone Tax-Free Trust          9 Trustees
         Touchstone Variable Series Trust   10 Trustees

The vote of a plurality of a Trust's shares represented at the Meeting is required for the election of Trustees. As a Massachusetts business trust, the Trusts are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Once elected, each Trustee shall serve until the age of 75, or until he or she resigns or is removed as a Trustee.

Although the Trusts will not normally hold annual meetings of its shareholders, they may hold shareholder meetings from time to time on important matters, and shareholders have certain rights to call a meeting to remove a Trustee or to take other action described in the Trusts' Declaration of Trusts. Also, if at any time fewer than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees.

It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. Except for Richard
L. Brenan and Donald C. Siekmann, all nominees named below are currently Trustees and have served in that capacity for as many years as indicated below. The Nominating Committee of each Trust has nominated Mr. Brenan and Mr. Siekmann to serve as Trustees of each Trust. Each of the current trustees oversees all of the Funds of each Trust, with the exception of John R. Lindholm, who is only a Trustee for the Touchstone Variable Series Trust and the Funds of that Trust.

--------------------------------------------------------------------------------------------------------------------------------
Interested Trustees(1):
--------------------------------------------------------------------------------------------------------------------------------
      Name                    Position        Term of        Principal Occupation(s)                          Other
    Address                   Held with       Office           During Past 5 Years           Number        Directorships
      Age                     Trusts           And                                          of Funds           Held
                                             Length of                                      Overseen
                                              Time                                           in the
                                              Served                                       Touchstone
                                                                                             Family
--------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder              Trustee and   Until          Senior Vice President of The         32      Director of LaRosa's
Touchstone                    President     retirement     Western and Southern Life                    (a restaurant chain).
Advisors, Inc.                              at age 75 or   Insurance Company.
221 East Fourth Street                      until she      President and a director of
Cincinnati, OH                              resigns or     IFS Financial Services, Inc.
Age: 49                                     is removed     (a holding company).  She is
                                                           a director of Capital
                                            Trustee        Analysts Incorporated (an
                                            since 1999     investment advisor and
                                                           broker-dealer), Integrated
                                                           Fund Services, Inc. (the
                                                           Trust's administrator and
                                                           transfer agent) and IFS Fund
                                                           Distributors, Inc. (a
                                                           broker-dealer), Touchstone
                                                           Advisors, Inc. (the Trust's
                                                           investment advisor) and
                                                           Touchstone Securities, Inc.
                                                           (the Trust's distributor).
                                                           She is also President and a
                                                           director of IFS Agency
                                                           Services, Inc. (an insurance
                                                           agency), W&S Financial Group
                                                           Distributors, Inc. and IFS
                                                           Systems, Inc.  She is Senior
                                                           Vice President and a
                                                           director of Fort Washington
                                                           Brokerage Services, Inc. (a
                                                           broker-dealer).  She is
                                                           President of Touchstone
                                                           Tax-Free Trust, Touchstone
                                                           Investment Trust, Touchstone
                                                           Variable Series Trust and
                                                           Touchstone Strategic Trust.
                                                           She was President of
                                                           Touchstone Advisors, Inc and
                                                           Touchstone Securities, Inc.
                                                           until 2004.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
John F. Barrett               Trustee       Until          Chairman of the Board,                32     Director of The
Trustee                                     retirement     President and Chief                          Andersons (an
The Western and Southern                    at age 75 or   Executive Officer of The                     agribusiness and
Life Insurance Company                      until he       Western and Southern Life                    retailing company);
400 Broadway                                resigns or     Insurance Company, Western-                  Convergys Corporation
Southern Life Insurance                     is removed     Southern Life Assurance                      (a provider of
Company; Director                                          Company and Western &                        integrated billing
Cincinnati, OH                              Trustee of     Southern Financial Group,                    solutions and
Company and Western-                        the            Inc.; Director and Chairman                  customer/employee care
Eagle Realty Group,                         Touchstone     of Columbus Life Insurance                   services) and Fifth
Age: 55                                     Investment     Company; Fort Washington                     Third Bancorp.
                                            Trust,         Investment Advisors, Inc.,
                                            Strategic      Integrity Life Insurance
                                            Trust and      Company and National
                                            Tax-Free       Integrity Life Insurance
                                            Trust since    Company; Director of Eagle
                                            2002.          Realty Group, Inc., Eagle
                                            Trustee of     Realty Investments, Inc.;
                                            Touchstone     Integrated Fund Services,
                                            Variable Inc.  and IFS Holdings, Inc.;
                                            Series Trust   Director, Chairman and CEO
                                            since 2000.    of WestAd, Inc.; President
                                                           and Trustee of Western &
                                                           Southern Foundation.
--------------------------------------------------------------------------------------------------------------------------------
John R. Lindholm              Trustee for   Until          President and CEO of                15       Director of National
Integrity Life                the           retirement     Integrity Life Insurance                     Integrity Life
515 West Market Street        Touchstone    at age 75 or   Company; President and CEO                   Insurance Company and
Louisville, KY                Variable      until he       of National Integrity Life                   Integrity Life
Age: 55                       Series        resigns or     Company.   President of                      Insurance Company.
                              Trust only.   is removed     Retail Business Division for
                                                           ARM Financial Group, Inc.
                                            Trustee        from 1996 to 2000.
                                            since 2003
--------------------------------------------------------------------------------------------------------------------------------
Independent
Trustees or Nominees:
--------------------------------------------------------------------------------------------------------------------------------
Richard L. Brenan             Nominee       Until          Retired  Managing  Partner of        32      Director     of    Wing
c/o Touchstone Advisors,                    retirement     KPMG,    LLP   (a   certified                Eyecare Companies.
Inc.                                        at age 75 or   public accounting firm).
221 East Fourth Street                      until he
Cincinnati, OH                              resigns or
Age: 60                                     is removed
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II         Trustee       Until          Retired Senior Partner of            32      Director of
c/o Touchstone                              retirement     Frost Brown Todd LLC (a law                  Consolidated Health
Advisors, Inc.                              in 2005 or     firm).                                       Services, Inc.
221 East Fourth Street                      until he
Cincinnati, OH                              resigns or
Age: 76                                     is removed

                                            Trustee
                                            since 2000
--------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox                Trustee       Until          President and Chief                  32      Director of the
c/o Touchstone                              retirement     Executive Officer of Cox                     Federal Reserve Bank
Advisors, Inc.                              at age 75 or   Financial Corp. (a financial                 of Cleveland;
221 East Fourth Street                      until he       services company).                           Broadwing, Inc. (a
Cincinnati, OH                              resigns or                                                  communications
Age: 56                                     is removed                                                  company); and Cinergy
                                                                                                        Corporation (a utility
                                            Trustee                                                     company).
                                            since 1999
--------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner              Trustee       Until          Principal of HJL Enterprises         32      None
c/o Touchstone                              retirement     (a privately held investment
Advisors, Inc.                              at age 75 or   company).
221 East Fourth Street                      until he
Cincinnati, OH                              resigns or
Age: 65                                     is removed

                                            Trustee of
                                            the
                                            Touchstone
                                            Investment
                                            Trust &
                                            Touchstone
                                            Tax-Free
                                            Trust since
                                            1981.
                                            Trustee of
                                            the
                                            Touchstone
                                            Strategic
                                            Trust since
                                            1989.
                                            Trustee of
                                            the
                                            Touchstone
                                            Variable
                                            Series Trust
                                            since 1999.
--------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann            Nominee       Until          Executive Advisor for                32      None
c/o   Touchstone   Advisors,                retirement     DuroBag Manufacturing, Co.
Inc.                                        at age 75 or   (a paper bag manufacturer);
221 East Fourth Street                      until he       President of Shor Foundation
Cincinnati, OH                              resigns or     for Epilepsy Research;
Age: 66                                     is removed     Trustee of Riverfront Funds
                                                           until October 2004.
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg           Trustee       Until          Retired Partner of KPMG LLP          32      Trustee of Good
c/o Touchstone                              retirement     (a certified public                          Samaritan Hospital,
Advisors, Inc.                              at age 75 or   accounting firm).  He is                     Bethesda Hospital and
221 East Fourth Street                      until he       Vice President of St. Xavier                 Tri-Health, Inc.
Cincinnati, OH                              resigns or     High School.
Age: 70                                     is removed

                                            Trustee
                                            since 1999
--------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti               Trustee       Until          CEO and Chairman of Avaton,          32      None
c/o Touchstone                              retirement     Inc. (a wireless
Advisors, Inc.                              at age 75 or   entertainment company).
221 East Fourth Street                      until he       President of Cincinnati
Cincinnati, OH                              resigns or     Biomedical (a consulting
Age: 56                                     is removed     company) and a Director of
                                                           Qmed (a health care
                                            Trustee        management company).  CEO
                                            since 2002     and Chairman of Astrum
                                                           Digital Information
                                                           (an information
                                                           monitoring company)
                                                           from 2000 until 2001;
                                                           President of Great
                                                           American Life
                                                           Insurance Company
                                                           from 1999 until 2000;
                                                           A Director of
                                                           Chiquita Brands
                                                           International, Inc.
                                                           until 2000; Senior
                                                           Executive of American
                                                           Financial Group, Inc.
                                                           (a financial services
                                                           company) from 1996
                                                           until 1999.
--------------------------------------------------------------------------------------------------------------------------------

      o Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trusts' investment advisor, and Touchstone Securities, Inc., the Trusts' distributor and an officer of affiliates of the advisor and distributor, is an "interested person" of the Trusts within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"). Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor and an officer of other affiliates of the advisor and distributor is an "interested person" of the Trusts within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Lindholm, as President and CEO of Integrity Life Insurance Company and National Integrity Life Insurance Company, is an "interested person" of the Touchstone Variable Series Trust within the meaning of Section 2(a)(19) of the 1940 Act.

The following tables set forth information describing the dollar range of shares beneficially owned by each nominee or Trustee in each Fund and in all Funds in the aggregate in the Touchstone Funds as of December 31, 2003.

INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------
                  Touchstone Investment Trust                     Jill T.        John F.        John R.
                                                                  McGruder       Barrett        Lindholm
-------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund
                                                                    $50,001-         none           none
                                                                   $100,000
-------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund
                                                                  $1 - $10,000       none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Institutional U.S. Government Money Market Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market Fund
                                                                    $10,001 -    $1 - $10,000       none
                                                                     $50,000
-------------------------------------------------------------------------------------------------------------
Touchstone U.S. Government Money Market Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
                   Touchstone Strategic Trust
-------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund
                                                                      none          $50,001         none
                                                                                   -$100,000
-------------------------------------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund
                                                                      none       Over $100,000      none
-------------------------------------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund
                                                                  $1 - $10,000       none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund
                                                                      none          $50,001         none
                                                                                   -$100,000
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                   Touchstone Tax-Free Trust
-------------------------------------------------------------------------------------------------------------
Touchstone California Tax-Free Money Market Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Florida Tax-Free Money Market Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Ohio Insured Tax-Free Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Ohio Tax-Free Money Market Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Tax-Free Money Market Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
                Touchstone Variable Series Trust
-------------------------------------------------------------------------------------------------------------
Touchstone Baron Small Cap Fund
                                                                      none           none         $10,001
                                                                                                  -$50,000
-------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Third Avenue Value Fund
                                                                      none           none         $10,001
                                                                                                  -$50,000
-------------------------------------------------------------------------------------------------------------
Touchstone Eagle Capital Appreciation Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Enhanced Dividend 30 Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Growth & Income Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Balanced Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market Class SC
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Conservative ETF Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Moderate ETF Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Aggressive ETF Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Enhanced ETF Fund
                                                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of Fund Shares in all Funds overseen in
the Touchstone Funds                                              Over $100,000  Over $100,000  Over $100,000
-------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES OR NOMINEES

---------------------------------------------------------------------------------------------------------------
                 Touchstone Investment Trust                    Richard L. Brenan    J. Leland     Phillip R.
                                                                                     Brewster II   Cox
---------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Institutional U.S. Government Money Market Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Money Market Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone U.S. Government Money Market Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                  Touchstone Strategic Trust
---------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund
                                                                       none            $10,001        none
                                                                                      -$50,000
---------------------------------------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund
                                                                       none            $10,001        none
                                                                                      -$50,000
---------------------------------------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund
                                                                       none           $1-$10,000      none
---------------------------------------------------------------------------------------------------------------
                  Touchstone Tax-Free Trust
---------------------------------------------------------------------------------------------------------------
Touchstone California Tax-Free Money Market Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Florida Tax-Free Money Market Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Ohio Insured Tax-Free Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Ohio Tax-Free Money Market Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Tax-Free Money Market Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
               Touchstone Variable Series Trust
---------------------------------------------------------------------------------------------------------------
Touchstone Baron Small Cap Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Third Avenue Value Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Eagle Capital Appreciation Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Enhanced Dividend 30 Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Growth & Income Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Balanced Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Money Market Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Money Market Class SC
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Conservative ETF Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Moderate ETF Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Aggressive ETF Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Touchstone Enhanced ETF Fund
                                                                       none              none         none
---------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of Fund Shares in all Funds overseen
in the Touchstone Funds                                                none            $10,001        none
                                                                                      -$50,000
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                 Touchstone Investment Trust                   H. Jerome       Donald C.         Robert E.
                                                               Lerner          Siekmann          Stautberg
---------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Institutional U.S. Government Money Market Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Money Market Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone U.S. Government Money Market Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
                 Touchstone Strategic Trust
---------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund
                                                                 none           none         $10,001-$50,000
---------------------------------------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund
                                                                 none           none         $10,001-$50,000
---------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
                  Touchstone Tax-Free Trust
---------------------------------------------------------------------------------------------------------------
Touchstone California Tax-Free Money Market Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Florida Tax-Free Money Market Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Ohio Insured Tax-Free Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Ohio Tax-Free Money Market Fund
                                                               Over             none              none
                                                               $100,000
---------------------------------------------------------------------------------------------------------------
Touchstone Tax-Free Money Market Fund
                                                               Over             none              none
                                                               $100,000
---------------------------------------------------------------------------------------------------------------
              Touchstone Variable Series Trust
---------------------------------------------------------------------------------------------------------------
Touchstone Baron Small Cap Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Third Avenue Value Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Eagle Capital Appreciation Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Enhanced Dividend 30 Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Growth & Income Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Balanced Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Money Market Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Money Market Class SC
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Touchstone Conservative ETF Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Moderate ETF Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Aggressive ETF Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Touchstone Enhanced ETF Fund
                                                                 none           none              none
---------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of Fund Shares in all Funds overseen
in the Touchstone Funds                                        Over             none         $50,001-$100,000
                                                               $100,000
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                        Touchstone Investment Trust                            John P.
                                                                               Zanotti
--------------------------------------------------------------------------------------------
Touchstone Core Bond Fund
                                                                              $1-$10,000
--------------------------------------------------------------------------------------------
Touchstone High Yield Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Institutional U.S. Government Money Market Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Money Market Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone U.S. Government Money Market Fund
                                                                                  none
--------------------------------------------------------------------------------------------
                        Touchstone Strategic Trust
--------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund
                                                                                $10,001
                                                                                -$50,000
--------------------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund
                                                                              $1-$10,000
--------------------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund
                                                                              $1-$10,000
--------------------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Value Plus Fund
                                                                                  none
--------------------------------------------------------------------------------------------
                         Touchstone Tax-Free Trust
--------------------------------------------------------------------------------------------
Touchstone California Tax-Free Money Market Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Florida Tax-Free Money Market Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Ohio Insured Tax-Free Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Ohio Tax-Free Money Market Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Tax-Free Money Market Fund
                                                                                  none
--------------------------------------------------------------------------------------------
                     Touchstone Variable Series Trust
--------------------------------------------------------------------------------------------
Touchstone Baron Small Cap Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Third Avenue Value Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Eagle Capital Appreciation Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Enhanced Dividend 30 Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Value Plus Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Growth & Income Fund
                                                                                  none
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Touchstone Balanced Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone High Yield Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Core Bond Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Money Market Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Money Market Class SC
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Conservative ETF Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Moderate ETF Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Aggressive ETF Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Touchstone Enhanced ETF Fund
                                                                                  none
--------------------------------------------------------------------------------------------
Aggregate Dollar Range of Fund Shares in all Funds overseen in the
Touchstone Funds                                                                $10,001
                                                                                -$50,000
--------------------------------------------------------------------------------------------

A. General Information Regarding the Board of Trustees

Each Trust is governed by a Board of Trustees, which is responsible for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Trusts' activities, review performance and review the actions of the Trusts' Advisors, which are responsible for the Trusts' day-to-day operations. There were four regular meetings and no special meetings held during the fiscal year ended September 30, 2004 for the Touchstone Investment Trust; four regular meetings and no special meetings held during the fiscal year ended March 31, 2004 for the Touchstone Strategic Trust; four regular meetings and no special meetings held during the fiscal year ended June 30, 2004 for the Touchstone Tax-Free Trust; and four regular meetings and one special meeting held during the 12 month period ended November 30, 2004 for the Touchstone Variable Series Trust. Each Trustee attended at least 75% the meetings for each Trust during the fiscal year. Since Annual Shareholder Meetings are not required by open-end funds, there is no policy requiring Trustees attendance, however, Trustee attendance is encouraged for all shareholder meetings.

B. Committees of the Board of Trustees

The Board of Trustees for each trust has established four committees; Audit, Valuation, Nominating and Compliance. There are three members of the Audit Committee for each Trust: J. Leland Brewster II, H. Jerome Lerner and Robert E. Stautberg, each of whom is an Independent Trustee. It is anticipated that Donald
C. Siekmann will serve on the Audit Committee if elected to the Board. Mr. Stautberg serves as Chairman of the Audit Committee as well as the Audit Committee Financial Expert. The Audit Committee furnishes the Board with recommendations regarding the selection of the Trusts' independent auditors. Other main functions of the Audit Committee include, but are not limited to: reviewing the scope and results of audits and audit fees charged; reviewing reports from the Trusts' independent auditors regarding the Trusts' internal accounting procedures and controls; and establishing a separate line of communication between the Trusts independent auditors and the Independent Trustees. There were four regularly scheduled meetings of the Audit Committee for each Trust during the 12-month period ended September 30, 2004.

There are two members of the Valuation Committee for each Trust: Phillip R. Cox and John P. Zanotti, both Independent Trustees. It is anticipated that Richard
L. Brenan will serve on the Valuation Committee if elected to the Board. Phillip
R. Cox serves as Chairman of the Valuation Committee. The Valuation Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. There were four regularly scheduled meetings of the Valuation Committee held for each Trust during the 12-month period ended September 30, 2004.

There are three members of the Nominating Committee for each Trust: J. Leland Brewster, Phillip R. Cox and Robert E. Stautberg, each of whom is an Independent Trustees. The Nominating Committee has adopted a charter, which is available for review by shareholders at www.touchstoneinvestments.com. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholder meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Board believes that the Committee through its resources can identify qualified candidates for consideration as Independent Trustees. In selecting qualified candidates, the Committee gathers a list of prospective candidates. The Committee generally requires that any candidate be a highly experienced, knowledgeable individual with experience either in the industry or as directors or senior executives of companies. The Committee does consider candidates recommended by current Trustees, including Interested Trustees. The Committee meets privately with all candidates, questions a candidate's references, and gathers background information, some of which may be from independent sources. The Committee then meets to consider the potential nominees and votes to make a nomination. There was one Nominating Committee meeting for the 12 month period ended September 30, 2004.

There are three members of the Compliance Committee for each Trust: H. Jerome Lerner, Phillip R. Cox and Robert E. Stautberg, each of who is an Independent Trustee. It is anticipated that Richard L. Brenan will serve on the Compliance Committee if elected to the Board. The Compliance Committee meets to discuss the Funds compliance program and other compliance matters. The first meeting of Compliance Committee took place on November 17, 2004.

There is no compensation committee for the Trusts. The Independent Trustees review their compensation on a periodic basis.

Fund Shareholders who wish to send communications to the Board may do so by sending an email to TI-Webmaster@touchstoneinvestments.com or by visiting the "Contact Us" section at www.touchstoneinvestments.com , which will promptly be forwarded to each Board member. However, the Secretary reserves the right not to forward to the Trustees any abusive, threatening or otherwise inappropriate materials. Alternatively, you may also contact Mr. Brian Hirsch, Vice President and Chief Compliance Officer of the Trusts, at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                             Independent Accountants

Based on the Audit Committee's recommendation, the Board of Trustees of the Trusts, including a majority of Independent Trustees, selected Ernst & Young LLP as auditors to the Trusts during each Trust's current fiscal year. Representatives from Ernst & Young LLP will not be attending this Shareholder Meeting.

Audit Fees, Audit-Related Fees, Tax Fees and Other Fees. During the fiscal years stated below for each Trust, Ernst & Young, LLP performed audit services for the Trust including the audit of the Trust's financial statements, review of the Trust's annual report and registration statement amendments, and reporting matters.

                           Touchstone Investment Trust
                           ---------------------------

Audit fees totaled $57,800 for the September 30, 2004 fiscal year and $59,400 for the September 30, 2003 fiscal year, including fees associated with the annual audit and filings of the Trust's Form N-1A and Form N-SAR.

Audit-Related fees totaled $130,500 for the September 30, 2004 fiscal year, of which $28,000 was for due diligence/merger services related to the merger of the Intermediate Term U.S. Government Bond Fund into the Core Bond Fund. The remaining $102,500 was for SAS 70 internal control reviews of the Trust's fund accountant and transfer agent. Fees of $95,000 in the September 30, 2003 fiscal year were consisted of SAS 70 control review of the registrant's fund accountant and transfer agent.

Tax fees totaled $16,000 for the September 30, 2004 fiscal year and $21,000 for the September 30, 2003 fiscal year and consisted of tax compliance services during both periods.

There were no other fees for all other services during the September 30, 2004 and September 30, 2003 fiscal years.

                           Touchstone Strategic Trust
                           --------------------------

Audit fees totaled $68,900 for the March 31, 2004 fiscal year and $35,500 for the March 31, 2003 fiscal year.

Audit-Related fees totaled $141,000 for the March 31, 2004 fiscal year, of which $46,000 was for due diligence services for fund acquisitions and $95,000 was for SAS 70 internal control reviews of the registrant's fund accountant and transfer agent. Audit-Related fees totaled $90,000 for the March 31, 2003 fiscal year and consisted of SAS 70 internal control review of the registrant's fund accountant and transfer agent.

Tax fees totaled $15,000 for the March 31, 2004 fiscal year and $24,900 for the March 31, 2003 fiscal year and consisted of tax compliance services during both periods.

There are no other fees for the March 31, 2004 or March 31, 2003 fiscal years.

                            Touchstone Tax-Free Trust
                            -------------------------

Audit fees totaled $68,000 for the June 30, 2004 fiscal year and $76,400 for the June 30, 2003 fiscal year.

Audit-Related fees totaled $135,800 for the June 30, 2004 fiscal year, of which $36,000 was for due diligence/merger services for the fund mergers, $4,800 was for accounting consultations and $95,000 was for SAS 70 internal control reviews of the registrant's fund accountant and transfer agent. Audit-Related fees totaled $90,000 for the June 30, 2003 fiscal year and consisted of SAS 70 internal control review of the registrant's fund accountant and transfer agent.

Tax fees totaled $16,000 for the June 30, 2004 fiscal year and $21,000 for the June 30, 2003 fiscal year and were for tax compliance services during both years.

There were no other fees for the June 30, 2004 or June 30, 2003 fiscal years.

                        Touchstone Variable Series Trust
                        --------------------------------

Audit fees totaled $95,700 for the December 31, 2003 fiscal year and $56,700 for the December 31, 2002 fiscal year.

Audit-Related fees were approximately $95,000 and $90,000 in fiscal 2003 and 2002 for SAS 70 internal control reviews of the Trust's fund accountant and transfer agent. Tax fees totaled $53,100 for the December 31, 2003 fiscal year and $46,300 for the December 31, 2002 fiscal year and consisted of tax compliance services during both years.

There were no other fees for the December 31, 2003 or the December 31, 2002 fiscal years.

C. Additional Information Regarding Trustees

The following table sets forth information describing the compensation of each Trustee for his or her service for the following fiscal year end periods.

        Touchstone Investment Trust Fiscal year ended September 30, 2004
           Touchstone Strategic Trust Fiscal year ended March 31, 2004
            Touchstone Tax-Free Trust Fiscal year ended June 30, 2004
      Touchstone Variable Series Trust Fiscal year ended December 31, 2003

INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------
      Touchstone                 Jill T. McGruder            John F. Barrett           John R. Lindholm
   Investment Trust
-------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund               N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund              N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone Institutional                N/A                        N/A                        N/A
U.S. Government Money
Market Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market                 N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone U.S. Government              N/A                        N/A                        N/A
Money Market Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Intermediate                 N/A                        N/A                        N/A
Term U.S. Government Bond
Fund*
-------------------------------------------------------------------------------------------------------------
      Touchstone
    Strategic Trust
-------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth              N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Growth                       N/A                        N/A                        N/A
Opportunities Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Core               N/A                        N/A                        N/A
Equity Fund**
-------------------------------------------------------------------------------------------------------------
Touchstone Large Cap                    N/A                        N/A                        N/A
Growth Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Micro Cap                    N/A                        N/A                        N/A
Growth Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Small Cap                    N/A                        N/A                        N/A
Growth Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund              N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone International                N/A                        N/A                        N/A
Equity Fund***
-------------------------------------------------------------------------------------------------------------
      Touchstone
    Tax-Free Trust
-------------------------------------------------------------------------------------------------------------
Touchstone California                   N/A                        N/A                        N/A
Tax-Free Money Market Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Florida                      N/A                        N/A                        N/A
Tax-Free Money Market Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Ohio Insured                 N/A                        N/A                        N/A
Tax-Free Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Ohio Tax-Free                N/A                        N/A                        N/A
Money Market Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Tax-Free Money               N/A                        N/A                        N/A
Market Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Tax Free                     N/A                        N/A                        N/A
Intermediate Fund****
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
        Touchstone
     Variable Series
          Trust
-------------------------------------------------------------------------------------------------------------
Touchstone Baron Small Cap              N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth              N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Third Avenue                 N/A                        N/A                        N/A
Value Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Eagle Capital                N/A                        N/A                        N/A
Appreciation Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Enhanced                     N/A                        N/A                        N/A
Dividend 30 Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund              N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone Growth & Income              N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Balanced Fund                N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund              N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund               N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market                 N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market                 N/A                        N/A                        N/A
Class SC
-------------------------------------------------------------------------------------------------------------
Touchstone International                N/A                        N/A                        N/A
Equity Fund***
-------------------------------------------------------------------------------------------------------------
Touchstone Conservative                 N/A                        N/A                        N/A
ETF Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Moderate ETF                 N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Aggressive ETF               N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Enhanced ETF                 N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of               N/A                        N/A                        N/A
Fund Shares in all Funds
overseen in the Touchstone
Funds
-------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES OR NOMINEES

-----------------------------------------------------------------------------------------------
    Touchstone      Richard J. Leland   Phillip    H. Jerome   Donald    Robert E.   John P.
 Investment Trust   L.      Brewster     R. Cox      Lerner    C.        Stautberg    Zanotti
                    Brenan      II                             Siekmann
-----------------------------------------------------------------------------------------------
Touchstone Core
Bond Fund            N/A    $1,331.67   $1,460.84  $1,460.84     N/A     $1,460.84   $1,373.33
-----------------------------------------------------------------------------------------------
Touchstone High
Yield Fund
                     N/A    $1,331.67   $1,460.84  $1,460.84     N/A     $1,460.84   $1,373.33
-----------------------------------------------------------------------------------------------
Touchstone
Institutional
U.S. Government      N/A    $1,331.67   $1,460.84  $1,460.84     N/A     $1,460.84   $1,373.33
Money Market Fund
-----------------------------------------------------------------------------------------------
Touchstone Money
Market Fund          N/A    $1,331.67   $1,460.84  $1,460.84     N/A     $1,460.84   $1,373.33

-----------------------------------------------------------------------------------------------
Touchstone U.S.
Government Money     N/A    $1,331.67   $1,460.84  $1,460.84     N/A     $1,460.84   $1,373.33
Market Fund
-----------------------------------------------------------------------------------------------
Touchstone
Intermediate Term    N/A     $916.67    $1,020.84  $1,020.84     N/A     $1,020.84    $958.33
U.S. Government
Bond Fund*
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
    Touchstone
 Strategic Trust
-----------------------------------------------------------------------------------------------
Touchstone
Emerging Growth      N/A    $1,135.72   $1,257.74  $1,257.74     N/A     $1,262.15   $1,141.66
Fund
-----------------------------------------------------------------------------------------------
Touchstone Growth
Opportunities Fund   N/A    $1,135.72   $1,257.74  $1,257.74     N/A     $1,262.15   $1,141.66
-----------------------------------------------------------------------------------------------
Touchstone Large
Cap Core Equity      N/A    $1,135.72   $1,257.74  $1,257.74     N/A     $1,262.15   $1,141.66
Fund**
-----------------------------------------------------------------------------------------------
Touchstone Large
Cap Growth Fund      N/A    $1,135.72   $1,257.74  $1,257.74     N/A     $1,262.15   $1,141.66
-----------------------------------------------------------------------------------------------
Touchstone Micro
Cap Growth Fund      N/A       N/A         N/A        N/A        N/A        N/A         N/A
-----------------------------------------------------------------------------------------------
Touchstone Small
Cap Growth Fund      N/A    $1,135.72   $1,257.74  $1,257.74     N/A     $1,262.15   $1,141.66
-----------------------------------------------------------------------------------------------
Touchstone Value
Plus Fund            N/A    $1,135.72   $1,257.74  $1,257.74     N/A     $1,262.15   $1,141.66
-----------------------------------------------------------------------------------------------
Touchstone
International        N/A     $260.71     $278.57    $278.57      N/A      $282.98     $224.99
Equity Fund***
-----------------------------------------------------------------------------------------------
    Touchstone
  Tax-Free Trust
-----------------------------------------------------------------------------------------------
Touchstone
California           N/A    $1,208.34   $1,333.34  $1,333.34     N/A     $1,333.34   $1,250.00
Tax-Free Money
Market Fund
-----------------------------------------------------------------------------------------------
Touchstone
Florida Tax-Free     N/A    $1,208.34   $1,333.34  $1,333.34     N/A     $1,333.34   $1,250.00
Money Market Fund
-----------------------------------------------------------------------------------------------
Touchstone Ohio
Insured Tax-Free     N/A    $1,208.34   $1,333.34  $1,333.34     N/A     $1,333.34   $1,250.00
Fund
-----------------------------------------------------------------------------------------------
Touchstone Ohio
Tax-Free Money       N/A    $1,208.34   $1,333.34  $1,333.34     N/A     $1,333.34   $1,250.00
Market Fund
-----------------------------------------------------------------------------------------------
Touchstone
Tax-Free Money       N/A    $1,208.34   $1,333.34  $1,333.34     N/A     $1,333.34   $1,250.00
Market Fund
-----------------------------------------------------------------------------------------------
Touchstone Tax
Free Intermediate    N/A    $1,208.34   $1,333.34  $1,333.34     N/A     $1,333.34   $1,250.00
Fund****
-----------------------------------------------------------------------------------------------
    Touchstone
 Variable Series
      Trust
-----------------------------------------------------------------------------------------------
Touchstone Baron
Small Cap Fund       N/A     $318.18     $340.90    $340.90      N/A      $340.90     $318.18
-----------------------------------------------------------------------------------------------
Touchstone
Emerging Growth      N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
Fund
-----------------------------------------------------------------------------------------------
Touchstone Third
Avenue Value Fund    N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
-----------------------------------------------------------------------------------------------
Touchstone Eagle
Capital              N/A     $926.50     $990.90    $990.90      N/A      $990.90     $843.18
Appreciation Fund
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Touchstone
Enhanced Dividend    N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
30 Fund
-----------------------------------------------------------------------------------------------
Touchstone Value     N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
Plus Fund
-----------------------------------------------------------------------------------------------
Touchstone Growth
& Income Fund        N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
-----------------------------------------------------------------------------------------------
Touchstone           N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
Balanced Fund
-----------------------------------------------------------------------------------------------
Touchstone High      N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
Yield Fund
-----------------------------------------------------------------------------------------------
Touchstone Core      N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
Bond Fund
-----------------------------------------------------------------------------------------------
Touchstone Money
Market Fund          N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
-----------------------------------------------------------------------------------------------
Touchstone Money
Market Class SC      N/A       N/A         N/A        N/A        N/A        N/A         N/A
-----------------------------------------------------------------------------------------------
Touchstone
International        N/A     $304.16     $325.00    $325.00      N/A      $325.00     $262.50
Equity Fund***
-----------------------------------------------------------------------------------------------
Touchstone
Conservative ETF     N/A       N/A         N/A        N/A        N/A        N/A         N/A
Fund
-----------------------------------------------------------------------------------------------
Touchstone
Moderate ETF Fund    N/A       N/A         N/A        N/A        N/A        N/A         N/A
-----------------------------------------------------------------------------------------------
Touchstone
Aggressive ETF       N/A       N/A         N/A        N/A        N/A        N/A         N/A
Fund
-----------------------------------------------------------------------------------------------
Touchstone
Enhanced ETF Fund    N/A       N/A         N/A        N/A        N/A        N/A         N/A
-----------------------------------------------------------------------------------------------
Aggregate Dollar
Range of Fund
Shares in all
Funds overseen in    N/A    $29,050.08  $31,799.99 $31,799.99    N/A     $31,830.86  $29,049.91
the Touchstone
Funds
-----------------------------------------------------------------------------------------------

* Touchstone Intermediate Term U.S. Government Bond Fund merged into the Touchstone Core Bond Fund as of May 21, 2004.
** Touchstone Large Cap Core Equity Fund changed its name from Touchstone Enhanced 30 Fund as of September 27, 2004
*** Touchstone International Equity Fund closed as of July 28, 2003.
**** Touchstone Tax-Free Intermediate Fund merged into the Touchstone Ohio Insured Tax Free Fund as of May 21, 2004.

D. Additional Information

Shares Outstanding

At the close of business on the Record Date, the number of outstanding shares of beneficial interest for each of the Funds was as follows:

[Information to be inserted later]

--------------------------------------------------------------------------------
            Name of Fund                                 Outstanding Shares
--------------------------------------------------------------------------------
     Touchstone Investment Trust
--------------------------------------------------------------------------------
Touchstone Core Bond Fund Class A
--------------------------------------------------------------------------------
Touchstone Core Bond Fund Class C
--------------------------------------------------------------------------------
Touchstone High Yield Fund Class A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Touchstone High Yield Fund Class B
--------------------------------------------------------------------------------
Touchstone High Yield Fund Class C
--------------------------------------------------------------------------------
Touchstone Institutional U.S. Government
  Money Market Fund
--------------------------------------------------------------------------------
Touchstone Money Market Fund
--------------------------------------------------------------------------------
Touchstone Money Market Fund Class S
--------------------------------------------------------------------------------
Touchstone U.S. Government Money Market Fund
--------------------------------------------------------------------------------
              Touchstone Strategic Trust
--------------------------------------------------------------------------------
Touchstone Emerging Growth Fund Class A
--------------------------------------------------------------------------------
Touchstone Emerging Growth Fund Class B
--------------------------------------------------------------------------------
Touchstone Emerging Growth Fund Class C
--------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund Class A
--------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund Class B
--------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund Class C
--------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund Class A *
--------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund Class B *
--------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund Class C *
--------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund Class A
--------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund Class B
--------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund Class C
--------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund Class I
--------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund Class A
--------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund Class C
--------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund Class I
--------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund Class A
--------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund Class B
--------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund Class C
--------------------------------------------------------------------------------
Touchstone Value Plus Fund Class A
--------------------------------------------------------------------------------
Touchstone Value Plus Fund Class B
--------------------------------------------------------------------------------
Touchstone Value Plus Fund Class C
--------------------------------------------------------------------------------
               Touchstone Tax-Free Trust
--------------------------------------------------------------------------------
Touchstone California Tax-Free Money Market Fund
--------------------------------------------------------------------------------
Touchstone Florida Tax-Free Money Market Fund
--------------------------------------------------------------------------------
Touchstone Ohio Insured Tax-Free Fund Class A
--------------------------------------------------------------------------------
Touchstone Ohio Insured Tax-Free Fund Class C
--------------------------------------------------------------------------------
Touchstone Ohio Tax-Free Money Market Fund
--------------------------------------------------------------------------------
Touchstone Ohio Tax-Free Money Market Fund -
  Institutional
--------------------------------------------------------------------------------
Touchstone Tax-Free Money Market Fund
--------------------------------------------------------------------------------
Touchstone Tax-Free Money Market Fund Class S
--------------------------------------------------------------------------------
           Touchstone Variable Series Trust
--------------------------------------------------------------------------------
Touchstone Baron Small Cap Fund
--------------------------------------------------------------------------------
Touchstone Emerging Growth Fund
--------------------------------------------------------------------------------
Touchstone Third Avenue Value Fund
--------------------------------------------------------------------------------
Touchstone Eagle Capital Appreciation Fund
--------------------------------------------------------------------------------
Touchstone Enhanced Dividend 30 Fund
--------------------------------------------------------------------------------
Touchstone Value Plus Fund
--------------------------------------------------------------------------------
Touchstone Growth & Income Fund
--------------------------------------------------------------------------------
Touchstone Balanced Fund
--------------------------------------------------------------------------------
Touchstone High Yield Fund
--------------------------------------------------------------------------------
Touchstone Core Bond Fund
--------------------------------------------------------------------------------
Touchstone Money Market Fund
--------------------------------------------------------------------------------
Touchstone Money Market Class SC
--------------------------------------------------------------------------------
Touchstone Conservative ETF Fund
--------------------------------------------------------------------------------
Touchstone Moderate ETF Fund
--------------------------------------------------------------------------------
Touchstone Aggressive ETF Fund
--------------------------------------------------------------------------------
Touchstone Enhanced ETF Fund
--------------------------------------------------------------------------------
* Touchstone Large Cap Core Equity Fund changed its name from Touchstone Enhanced 30 Fund as of September 27, 2004

Share Ownership Information

As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the indicated Funds, and also shows the aggregate holdings of persons affiliated with the Funds and the Advisor.

To be inserted.

As of the Record Date, the Trustees and Officers of the Trusts as a group owned of record and beneficially less than 1% of the outstanding shares of each Trust and of each Fund.

Investment Advisor and Other Service Providers

Touchstone Advisors, Inc., (the "Advisor") located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to all the Trusts.

Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Trusts. The address of Touchstone Securities is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Both the Advisor and the Underwriter are wholly owned subsidiaries of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a wholly owned subsidiary of The Western and Southern Life Insurance company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

The following officers of the Trust hold positions with the Advisor and the Underwriter.

-------------------------------------------------------------------------------------------------------------
Name                         Position with Trust        Position with Touchstone   Position with Touchstone
                                                        Advisors                   Securities
-------------------------------------------------------------------------------------------------------------
Jill T. McGruder             President                  President                  President
-------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft         Treasurer and Controller   Chief Financial Officer    Chief Financial Officer
-------------------------------------------------------------------------------------------------------------
James H. Grifo               Vice President             President                  President
-------------------------------------------------------------------------------------------------------------
William A. Dent              Vice President             Senior Vice President      N/A
-------------------------------------------------------------------------------------------------------------

Integrated Fund Services, Inc. ("Integrated") serves as the administrator, fund accounting and transfer agent for the Trusts. The address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Certain Voting Matters for Touchstone Variable Series Trust

Shares of the Funds may be purchased by separate accounts of insurance companies, including affiliated companies of the Trust, such as WSLAC, Columbus Life Insurance Company ("Columbus") and Integrity Life Insurance Company ("Integrity"), for the purpose of funding variable annuity and variable life insurance contracts. Pursuant to an order of exemption from the Securities and Exchange Commission, shares of the Funds also may be purchased by separate accounts of unaffiliated life insurance companies, qualified pension and retirement plans outside the separate account context and the Advisor (including its affiliates) and affiliated and unaffiliated investment managers (including their affiliates) retained by the Advisor. WSLAC, Columbus, Integrity and other affiliated and unaffiliated insurance companies permitted, through separate accounts, to purchase shares of the Funds will be referred to collectively as the "Participating Insurance Companies" and individually, as the context requires as a " Participating Insurance Company."

                        Instructions from Contract Owners

Contract owners (collectively, the "Contract Owners") who select the Fund for investment under a contract offered through a separate account of a Participating Insurance Company do not invest directly in, or hold shares of, the Fund. The Participating Insurance Companies, on behalf of their respective separate accounts, are the shareholders of the Fund and, as the legal owner of the Fund's shares, have sole voting and investment power with respect to the shares. The Participating Insurance Companies generally will pass through any voting rights to Contract Owners. Each Contract Owner, therefore, has the right to instruct the Participating Insurance Company how to vote the Contract Owner's interest with respect to the Proposal. Participating Insurance Companies will vote the shares of the Fund held in the name of each of their respective separate accounts as directed by the relevant Contract Owners.

The number of shares for which a Contract Owner may provide voting instructions is calculated by determining, for the Fund's sub-account in each applicable separate account, the percentage that represents a Contract Owner's investment in the sub-account, and applying this percentage to the total number of Fund shares that the sub-account owns.

In the event that any Contract Owner investing in the Fund through a separate account fails to provide a Participating Insurance Company with voting instructions, the Participating Insurance Company will vote the shares attributable to each Contract Owner for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Owners investing through the Participating Insurance Company's separate account. Shares of the Fund owned by Participating Insurance Companies also will be voted in the same proportion as the share for which instructions have been received from Contract Owners investing through the respective separate accounts of these Participating Insurance Companies.

Under certain group contracts, participants in the group may be entitled to provide voting instructions. A participant entitled to provide voting instructions will be referred to as a "Voting Participant."

Any Contract Owner or Voting Participant authorizing a Participating Insurance Company to vote shares attributable to that Contract Owner or Voting Participant has the power to revoke this authorization (1) by executing and sending a superseding authorization card to the Participating Insurance Company (at the address provided by the Participating Insurance Company) or (2) by sending a notice of revocation to the Participating Insurance Company (at the address provided by the Participating Insurance Company). The superseding authorization card or notice of revocation must be received by the Participating Insurance Company on or before February 15, 2005.

                                     Quorum

The presence in person or by proxy of the Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. Because WSLAC and/or affiliate thereof is the legal owner of a majority of the Fund's shares, there will be a quorum at the special meeting regardless of how many Contract Owners direct WSLAC to vote on the Proposal. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the special meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the special meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

                                 Other Business

The Board knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

PLEASE COMPLETE THE ENLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY FEBRUARY 15, 2005 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                    By order of the Board of Trustees
                                    Tina H. Bloom, Secretary

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS TODAY!

                                             Your Proxy Vote is important!

                                             Now you can Vote your Proxy on the
                                             PHONE or on the INTERNET.

                                             Just follow these simple steps:

                                             1. Read your proxy statement and
                                                have it at hand.
                                             2. Call toll-free 1-866-241-6192 or
                                                go to website:
                                                https://vote.proxy-direct.com.
                                             3. Follow the recorded or on-screen
                                                directions.
                                             4. Do not mail your Proxy Card when
                                                you vote by phone or via the
                                                Internet.

                  Please detach at perforation before mailing.

PROXY                      TOUCHSTONE INVESTMENT TRUST                     PROXY
                           TOUCHSTONE STRATEGIC TRUST
                            TOUCHSTONE TAX-FREE TRUST
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2005

The undersigned shareholder(s) of the referenced Touchstone Fund (the "Fund") of the Touchstone Trust (the "Trust") hereby appoints Jay S. Fitton and Tina H. Bloom, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on February 15, 2005, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, at 10:00 a.m. local time, and at any adjournment thereof as indicated on the reverse side. In its discretion, the Trust is authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE(S) OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT(S), AS APPLICABLE, IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

                           -----------------------------------------------------
                           999 9999 9999 999

                           -----------------------------------------------------

                           Note: PLEASE SIGN EXACTLY AS YOUR NAME (S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor please sign your name and give your full title as such. If signing on behalf of a corporation please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

                           _____________________________________________________
                           Signature and Title, if applicable

                           _____________________________________________________
                           Signature (if held jointly)

                           _______________________________________________, 2005
                           Date

         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!





FUND NAME
---------

[NAME OF FUND]            [NUMBER OF SHARES OWNED]


                  Please detach at perforation before mailing.


SHARES HELD ON BEHALF OF THE SHAREHOLDER WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

The board of trustees recommends a vote FOR the following proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  |X|

1.   Election of Trustees                                                                    FOR ALL      WITHHOLD        FOR ALL
                Nominees:                                                                                   ALL           EXCEPT

01   Jill T. McGruder               02  John F. Barrett         03  Richard L. Brenan
04   J. Leland Brewster  II         05  Phillip R. Cox          06  H. Jerome Lerner           |_|          |_|             |_|
07   Donald C. Siekmann             08  Robert E. Stautberg     09  John P. Zanotti

To withhold authority to vote for any individual nominee, mark the "For All Except" box and write The nominee's number and name in the space provided below.

_________________________________________________________________

       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING